UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 18, 2009

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

000-27778	59-3074176

(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, NW, Suite 1000, Atlanta, Georgia	30305

(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     (a) Premiere Global Services, Inc.’s management has completed a process it undertook to consider the selection of our independent registered public accounting firm for the audit of our consolidated financial statements for the year ending December 31, 2009.

     On March 18, 2009, as approved by the audit committee of our board of directors, we informed our independent registered public accounting firm for the years ended December 31, 2008 and 2007, Deloitte & Touche LLP (“D&T”), that we had selected Ernst & Young LLP (“E&Y”) to audit our 2009 consolidated financial statements and dismissed D&T. D&T’s reports on the financial statements as of and for each of the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report for fiscal year ended December 31, 2007, however, included the following explanatory paragraphs:

“As described in Note 9 to the consolidated financial statements, the Company changed its method of accounting for share-based payments effective January 1, 2006, in accordance with the adoption of Financial Accounting Standards No. 123R, Share-Based Payment. Also, as described in Note 16 to the consolidated financial statements, the Company changed the manner in which it accounts for uncertain tax positions effective January 1, 2007, in accordance with the adoption of Statement of Financial Accounting Standards Interpretation No. 48, Accounting for Uncertainty in Income Taxes an interpretation of FASB Statement No. 109.

As described in Note 3 to the financial statements, the accompanying consolidated financial statements as of and for the period ended December 31, 2007 have been restated.”

     The report for fiscal year ended December 31, 2008, however, included the following explanatory paragraph:

“As described in Note 15 to the consolidated financial statements, the Company changed the manner in which it accounts for uncertain tax positions effective January 1, 2007, in accordance with the adoption of Statement of Financial Accounting Standards Interpretation No. 48, Accounting for Uncertainty in Income Taxes an interpretation of FASB Statement No. 109.”

     During the periods covered by such reports and during any subsequent period through March 18, 2009, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the same periods, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     We provided D&T a copy of these disclosures. Attached to this Form 8-K as Exhibit 16.1 is a copy of D&T’s letter, dated March 20, 2009, which states that D&T agrees with these disclosures.

     (b) As discussed above, on March 19, 2009, our audit committee engaged E&Y as our independent registered public accounting firm for the fiscal year ending December 31, 2009. During the fiscal years ended December 31, 2008 and 2007, and during any subsequent period through March 19, 2009, the date of engagement of E&Y, neither we, nor any person on our behalf, has consulted with E&Y regarding any matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 16.1	Letter of Deloitte & Touche LLP, dated March 20, 2009.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date:	March 23, 2009	By: /s/ Scott Askins Leonard

Scott Askins Leonard
Senior Vice President – Legal,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 16.1	Letter of Deloitte & Touche LLP, dated March 20, 2009.